As filed with the Securities and Exchange Commission on April 25, 2002

1933 Act File No. 333-83402
1940 Act File No. 811-21043

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                                         (Check appropriate box or boxes)

_X_ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
_X_ Pre-Effective Amendment No. 2
___ Post-Effective Amendment No. __

                                     and/or

_X_ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 _X_ Amendment No. 2

                            PIONEER HIGH INCOME TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, ZIP Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, ZIP Code) of Agent for Service

                           Copies to:       Leonard B. Mackey, Jr., Esq.
                                            Clifford Chance Rogers & Wells LLP
                                            200 Park Avenue
                                            New York, New York 10166-0153

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. ___

                             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

----------------------- --------------------- -------------------- --------------------- --------------------
Title of Securities     Amount Being          Proposed Maximum     Proposed Maximum      Amount of
Being Registered        Registered            Offering Price Per   Aggregate Offering    Registration Fee(1)
                                              Unit Price
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Common Shares (no par
value)
                        34,500,000 shares     $15.00               $517,500,000          $47,610.00(1)
----------------------- --------------------- -------------------- --------------------- --------------------

(1) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                            PIONEER HIGH INCOME TRUST
                              CROSS-REFERENCE SHEET

                               PART A--PROSPECTUS


ITEMS IN PART A OF FORM N-2                     LOCATION IN PROSPECTUS

Item 1.  Outside Front Cover                    Cover page

Item 2.  Cover Pages; Other Offering
         Information                            Cover pages

Item 3.  Fee Table and Synopsis                 Summary of Trust Expenses

Item 4.  Financial Highlights                   Not applicable

Item 5.  Plan of Distribution                   Cover page; Prospectus Summary;
                                                Underwriting

Item 6.  Selling Shareholders                   Not applicable

Item 7.  Use of Proceeds                        Use of Proceeds

Item 8.  General Description of the
         Registrant                             Cover page; Prospectus Summary;
                                                The Trust; Investment Objective
                                                and Principal Investment
                                                Strategies; Leverage; Risk
                                                Factors; Closed-End Fund
                                                Structure; Net Asset Value

Item 9.  Management                             Prospectus Summary; Management
                                                of the Trust; Description of
                                                Shares; Custodian, Transfer
                                                Agent, Dividend Disbursing Agent
                                                and Registrar

Item 10. Capital Stock, Long-Term Debt,
         and Other Securities                   Description of Shares; Dividends
                                                and Distributions; Automatic
                                                Dividend Reinvestment Plan; U.S.
                                                Federal Income Tax Matters

Item 11. Defaults and Arrears on Senior
         Securities                             Not applicable

Item 12. Legal Proceedings                      Not applicable

Item 13. Table of Contents of the Statement
         of Additional Information              Table of Contents for Statement
                                                of Additional Information

                   PART B--STATEMENT OF ADDITIONAL INFORMATION

ITEMS IN PART B OF FORN N-2                     LOCATION IN THE STATEMENT OF
                                                ADDITIONAL INFORMATION

Item 14. Cover Page                             Cover page

Item 15. Table of Contents                      Cover page

Item 16. General Information and History        Not applicable

Item 17. Investment Objective and Policies      Use of Proceeds; Investment
                                                Objective and Policies;
                                                Investment Restrictions;
                                                Appendix A--Description of
                                                Ratings

Item 18. Management                             Management of the Trust

Item 19. Control Persons and Principal
         Holders of Securities                  Not applicable

Item 20. Investment Advisory and Other
         Services                               Management of the Trust

Item 21. Brokerage Allocation and Other
         Practices                              Portfolio Transactions

Item 22. Tax Status                             U.S. Federal Tax Matters

Item 23. Financial Statements                   Experts; Financial Statements
                                                and Independent Auditors' Report

                            PART C--OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement.

PROSPECTUS

                                                                  [PIONEER LOGO]

                                              Shares

                           Pioneer High Income Trust
                                 Common Shares
                                $15.00 per share
                             ----------------------


     Investment Objective. Pioneer High Income Trust (the trust) is a newly organized, diversified, closed-end management investment company. The trust's investment objective is a high level of current income. The trust may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

     Portfolio Contents. Under normal market conditions, the trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody's Investors Service, Inc. (Moody's) or BB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or are unrated securities of comparable quality as determined by the trust's investment adviser. Because the trust's investments will be concentrated in high yield securities, it will be subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. There can be no assurance that the trust will achieve its investment objective.

     Investment Adviser. Pioneer Investment Management, Inc. (Pioneer) is the trust's investment adviser. See "Management of the Trust."

     No Prior History. Because the trust is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The trust has applied to list its common shares on the New York Stock Exchange under the symbol "PHH," subject to official notice of issuance.

     Leverage. The trust may, but is not required to, issue preferred shares or borrow to the maximum extent permitted by the Investment Company Act of 1940, as amended. This practice is known as leverage. The trust may issue preferred stock or borrow from banks or other financial institutions. The trust may also borrow through reverse repurchase agreements and mortgage dollar rolls. The use of preferred shares or borrowing to leverage the common shares creates risks.

     INVESTING IN THE TRUST'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 27 OF THIS PROSPECTUS.
                             ----------------------


                                                              PER SHARE          TOTAL
                                                              ---------          -----
Public offering price.......................................    $15.00             $
Sales load..................................................     $.675             $
Estimated offering expenses.................................   $                   $
Net proceeds, after expenses, to the trust..................   $14.295             $

     The aggregate expenses of the offering are estimated to be $689,493. Pioneer has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.03 per share. The underwriters may also purchase up
to an additional              common shares at the public offering price, less
the sales load, within 45 days from the date of this prospectus to cover over-allotments.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about April   , 2002.
                             ----------------------

MERRILL LYNCH & CO.                                                  UBS WARBURG

          RBC CAPITAL MARKETS
                    ADVEST, INC.
                              JANNEY MONTGOMERY SCOTT LLC
                                       MCDONALD INVESTMENTS INC.
                                             STIFEL, NICOLAUS & COMPANY
                                                        INCORPORATED
                             ----------------------
                 The date of this prospectus is April   , 2002.

      You should read the prospectus, which contains important information about the trust, before deciding whether to invest in the trust's common shares and retain it for future reference. A statement of additional information, dated
April      , containing additional information about the trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 48 of this prospectus, by calling 1-800-225-6292 or by writing to the trust. You can review and copy documents the trust has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Summary of Trust Expenses...................................   15
The Trust...................................................   16
Use of Proceeds.............................................   16
Investment Objective and Principal Investment Strategies....   16
Leverage....................................................   24
Risk Factors................................................   27
Management of the Trust.....................................   33
Dividends and Distributions; Automatic Dividend Reinvestment
  Plan......................................................   35
Closed-End Fund Structure...................................   38
U.S. Federal Income Tax Matters.............................   39
Net Asset Value.............................................   41
Description of Shares.......................................   41
Underwriting................................................   46
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Registrar.................................................   47
Validity of Common Shares...................................   48
Table of Contents for Statement of Additional Information...   49


                             ----------------------

      The trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

      Through and including             , 2002 (the 25th day after the date of
this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                        PRIVACY PRINCIPLES OF THE TRUST

      The trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the trust collects, how the trust protects that information and why, in certain cases, the trust may share information with select other parties.

      Generally, the trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the trust. The trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

      The trust restricts access to non-public personal information about its shareholders to employees of the trust's investment adviser and its affiliates with a legitimate business need for the information. The trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

      This is only a summary. This summary may not contain all of the information that you should consider before investing in the trust's common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors."

THE TRUST...................  Pioneer High Income Trust (the trust) is a newly organized, diversified, closed-end management investment company.


THE OFFERING................  The trust is offering           common shares at
                              an initial offering price of $15.00 per share. The
                              common shares are being offered by a group of
                              underwriters led by Merrill Lynch, Pierce, Fenner
                              & Smith Incorporated, UBS Warburg LLC and RBC Dain
                              Rauscher Inc. You must purchase at least 100
                              common shares ($1,500) in order to participate in
                              the offering. The trust has granted the
                              underwriters the right to purchase up to an
                              additional           common shares at the public
                              offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. Pioneer Investment Management,
                              Inc., the trust's investment adviser (Pioneer), has agreed to pay organizational expenses and offering costs (other than sales load) that exceed
                              $0.03 per share. See "Underwriting."


INVESTMENT OBJECTIVE........  The trust's investment objective is a high level of current income. The trust may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. There can be no assurance that the trust will achieve its investment objective.

INVESTMENT POLICIES.........  The trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated securities of comparable quality as determined by Pioneer, the trust's investment adviser. The trust may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The trust's investments in high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The trust invests in securities with a broad range of maturities.

                              Convertible Securities. The trust's investments in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer. The trust will not invest more than 50% of its total assets in convertible instruments. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

                              Loans. The trust may invest a portion of its assets in loan participations and other direct claims against a borrower. The corporate loans in which the trust invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The trust may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower.

                              Distressed Securities. The trust may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the trust or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by Pioneer to be of comparable quality. An investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the trust to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the trust seeks capital appreciation through investment in distressed securities, the trust's ability to achieve current income for its shareholders may be diminished. The trust also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation).

                              Foreign Issuers. While the trust primarily invests in securities of U.S. issuers, the trust may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States and denominated in foreign currencies, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

                              Illiquid Securities. The trust may invest up to 50% of its total assets in illiquid securities, which are securities that can not be disposed of by the trust within seven days in the ordinary course of business at approximately the amount at which the trust values the securities. Pioneer anticipates that its research efforts and investment approach will result in a significant portion of the trust's assets being invested in thinly traded securities. The trust may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.


                              Mortgage- and Asset-Backed Securities and Real Estate Investment Trusts (REITs). The trust may invest in mortgage- and asset-backed securities. Mortgage-backed securities may be issued by private companies or agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in and are secured by and payable from assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. REITs are companies that invest primarily in real estate or real estate related loans. Interests in REITs are significantly affected by the market for real estate and are dependent upon management's skills and cash flows.

                              Mortgage Dollar Rolls. The trust may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the trust sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The trust loses the right to receive interest and principal payments on the security it sold. However, the trust benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The trust may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

                              Strategic Transactions. The trust may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swap contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The trust does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the trust may use derivatives for a variety of non-principal purposes, including:

                              -   As a hedge against adverse changes in
                                  securities market prices, interest rates or currency exchange rates;

                              - As a substitute for purchasing or selling securities; and

                              -   To increase the trust's return as a
                                  non-hedging strategy that may be considered speculative.

                              Other Securities. Normally, the trust invests substantially all of its assets to meet its investment objective. The trust may invest the remainder of its assets in securities with remaining maturities of less than one year, equity securities, cash equivalents or may hold cash. For temporary defensive purposes, the trust may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the trust may not be able to achieve its investment objective.

USE OF LEVERAGE BY THE
TRUST.......................  The trust may, but is not required to, issue preferred shares, borrow money or issue debt securities to the maximum extent permitted by the Investment Company Act of 1940, as amended (1940
                              Act). This practice is known as leverage. The trust currently anticipates that it will issue preferred shares, as soon as practicable after the closing of this offering, with an aggregate liquidation preference of up to 25% of the trust's total assets, but will be permitted to incur leverage in an amount up to 33 1/3% of the trust's total assets. The trust may not be leveraged at all times and the amount of borrowing or leverage, if any, may vary depending upon a variety of factors, including Pioneer's outlook for the high yield market and the costs that the trust would incur as a result of such leverage. The trust may issue preferred shares in the public or private markets or may borrow from banks and other financial institutions. The trust may also borrow through reverse repurchase agreements and mortgage dollar rolls. Leverage involves greater risks. The trust's leveraging strategy may not be successful. By leveraging its investment portfolio, the trust creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the trust's liability is fixed, greater volatility in the trust's net asset value and the market price of the trust's common shares and higher expenses. Since Pioneer's fee is based upon a percentage of the trust's total assets, the investment adviser's fee will be higher if the trust is leveraged and Pioneer will have an incentive to be more aggressive and leverage the trust. Pioneer intends only to leverage the trust when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the borrowing.

INVESTMENT ADVISER..........  Pioneer is the trust's investment adviser. Pioneer is responsible on a day-to-day basis for investment of the trust's portfolio in accordance with its investment objective and policies. Pioneer makes all investment decisions for the trust and places purchase and sale orders for the trust's portfolio securities.

                              Pioneer or its predecessors have been managing investment companies since 1928. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A. (UniCredito), one of the leading banking groups in Italy. As of December 31, 2001, Pioneer and its affiliates had approximately $99 billion in assets under management worldwide, including over $19 billion in U.S. open-end and closed-end investment companies.

                              The trust pays Pioneer a fee for its investment advisory services equal to 0.60% of the trust's average weekly managed assets. This fee is payable monthly. "Managed assets" means the total assets of the trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

                              Day-to-day management of the trust's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several institutional accounts and mutual funds at another investment adviser.

LISTING.....................  Currently, there is no public market for the trust's common shares. However, the trust has applied to list its common shares on the New York Stock Exchange under the trader or "ticker" symbol "PHH," subject to official notice of issuance.

CUSTODIAN AND TRANSFER
AGENT.......................  Brown Brothers Harriman & Co. will serve as the trust's custodian, and Pioneer Investment
                              Management Shareholder Services, Inc. will serve as the trust's transfer agent. The transfer agent has engaged Mellon Investor Services LLC as sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent.


ADMINISTRATOR...............  Pioneer has engaged Princeton Administrators L.P., an affiliate of Merrill Lynch, Pierce, Fenner and Smith Incorporated, to provide certain administrative services for the trust. Pioneer (and not the trust) will pay the administrator a monthly fee computed at an annual rate of 0.10% of the trust's total managed assets, subject to a minimum monthly fee of $10,000.

MARKET PRICE OF COMMON
SHARES......................  Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the trust that invest predominately in high yield securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower then their net asset value. The trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the trust. See "Use of Proceeds." In addition to net asset value, the market price of the trust's common shares may be affected by such factors as the trust's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, the trust's dividends paid (which are in turn affected by expenses), call protection for portfolio securities and interest rate movements. See "Leverage," "Risk Factors" and "Description of Shares." The trust's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS...............  The trust intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. The trust expects that it will commence paying dividends within 90 days of the date of this prospectus. At times, in order to maintain a stable level of distributions, the trust may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income.

                              Dividend and capital gains distributions generally are used to purchase additional common shares of the trust. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan.

RISKS.......................  No Operating History.  The trust is a newly organized closed-end management investment company and has no operating history or history of public trading.

                              Market Discount Risk. Shares of closed-end funds frequently trade at prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the trust's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the trust.

                              High Yield Debt Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the trust is subject to the following specific risks:

                              -   Increased price sensitivity to changing
                                  interest rates and to a deteriorating economic environment;

                              -   Greater risk of loss due to default or
                                  declining credit quality;

                              - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

                              - If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

                              Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                              The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the trust's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the trust's net asset value.

                              Interest Rate Risk. In addition to the risks discussed above, high yield securities are subject to certain risks, including:

                              - If interest rates go up, the value of debt securities in the trust's portfolio generally will decline;

                              - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the trust to reinvest in lower yielding securities. This is known as call or prepayment risk. High yield securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a high yield obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

                              - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

                              - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

                              Convertible Securities. The trust may invest up to 50% of its total assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                              Corporate Loans. The trust may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans. By purchasing a participation interest in a loan, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the trust having a contractual relationship only with the lender, not the borrower. The trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the trust only acquires a participation in the loan made by a third party, the trust may not be able to control the exercise of any remedies that the lender would have under the corporate loan. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the trust may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

                              Illiquid Investments. The trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the trust believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Pioneer's judgement may play a greater role in the valuation process. Investment of the trust's assets in illiquid securities may restrict the trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the trust's operations require cash and could result in the trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

                              Foreign Securities.  Investments in non-U.S.
                              issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the trust invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

                              - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

                              - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the trust's portfolio securities at times, in amounts and at prices it considers reasonable;

                              - Adverse effect of currency exchange rates or controls on the value of the trust's investments;

                              - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

                              - Economic, political and social developments may adversely affect the securities markets; and

                              - Withholding and other non-U.S. taxes may decrease the trust's return.

                              Sovereign Debt. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

                              Derivatives. Even a small investment in derivatives can have a significant impact on the trust's exposure to interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the trust's other investments, the trust may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

                              Leverage. The trust may issue preferred shares, borrow money or issue debt securities to the maximum extent permitted by the 1940 Act. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

                              - the likelihood of greater volatility of net asset value and market price of the trust's common shares;

                              - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

                              - increased operating costs, which may reduce the trust's total return; and

                              - the potential for a decline in the value of an investment acquired with borrowed funds, while the trust's obligations under such borrowing remain fixed.

                              To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the trust incurs capital losses, the return of the trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

                              Certain types of borrowings may result in the trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the trust's ability to pay dividends and distributions on common shares in certain instances. The trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

                              Recent Events. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy. High yield securities tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt instruments than on higher rated fixed income securities.

                              Anti-takeover Provisions. The trust's Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the trust or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the trust. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for open-ending the trust or a merger, liquidation, asset sales and similar transactions.

                           SUMMARY OF TRUST EXPENSES

      The following table shows the trust's expenses as a percentage of net assets attributable to common shares assuming the use of leverage through the issuance of preferred shares in an amount equal to 25% of the trust's total managed assets. "Managed assets" means the total assets of the trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the preferred shares is not a liability.

SHAREHOLDER TRANSACTION EXPENSES(1):
   Sales Load (as a percentage of offering price)...........    4.50%
   Dividend Reinvestment Plan Fees(2).......................    None

                                                              PERCENTAGE OF NET ASSETS
                                                                  ATTRIBUTABLE TO
                                                                  COMMON SHARES(3)
                                                              ------------------------
ANNUAL EXPENSES:
   Management Fee...........................................            0.80%
   Other Expenses...........................................            0.16%
                                                                        ----
   Total Annual Expenses....................................            0.96%
                                                                        ====

------------

(1) The trust will bear expenses in connection with the offering in an amount up to $0.03 per share. Pioneer has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.03 per share. If the trust completes an offering of preferred shares, the trust will also pay expenses in connection with such offering.

(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) The table above shows the estimated expenses that you will bear as a holder of common shares, assuming the trust issues preferred shares in an amount equal to 25% of the trust's total managed assets, stated as percentage of the trust's net assets attributable to common shares. The table below shows the estimated expenses of the trust assuming the trust does not issue preferred shares or otherwise utilize leverage.

                                                                PERCENTAGE OF NET ASSETS
                                                                    ATTRIBUTABLE TO
                                                                     COMMON SHARES
                                                                ------------------------
ANNUAL EXPENSES:
   Management Fee...........................................              0.60%
   Other Expenses...........................................              0.07%
                                                                          ----
   Total Annual Expenses....................................              0.67%
                                                                          ====


      The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the trust's common shares. As of the date of this prospectus, the trust has not commenced investment operations. The amount set forth under other expenses is based upon estimates for the current year, assuming no exercise of the over-allotment option granted to the underwriters. The table assumes that the trust issues 30,000,000 common shares and issues preferred shares as a means of leverage. If the trust issues fewer common shares, all other things being equal, these expenses would increase. If the trust leverages through borrowing, the trust would incur interest expense. For additional information with respect to the trust's expenses, see "Management of the Trust." Other expenses include custodial and transfer agency fees, reimbursement of Pioneer for certain administrative expenses, legal and accounting expenses, and listing fees.

EXAMPLE:


      The following example illustrates the expenses (including the sales load of $45.00) that you would pay on a $1,000 investment in common shares, assuming
(1) total net annual expenses of 0.96% of net assets attributable to common shares and (2) a 5% annual return:*


                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
Total Expenses Incurred...............................   $54        $74       $ 96        $158


------------
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                   THE TRUST

      Pioneer High Income Trust is a newly organized, diversified, closed-end management investment company. The trust was organized under the laws of the state of Delaware on January 30, 2002, and has registered under the 1940 Act. As a recently organized entity, the trust has no operating history. The trust's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

                                USE OF PROCEEDS

      The net proceeds of this offering will be approximately $       (or
approximately $       assuming the underwriters exercise the over-allotment
option in full) after payment of offering costs estimated to be approximately
$       and the deduction of the sales load.

      The trust will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. However, due to current illiquidity in the high yield debt markets, investments that, in the judgment of Pioneer, are appropriate investments for the trust may not be immediately available. Therefore, the trust expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the trust anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE


      The trust's investment objective is a high level of current income. The trust may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. The trust's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the trust. The trust makes no assurance that it will realize its objective.

PRINCIPAL INVESTMENT STRATEGIES

      Under normal market conditions, the trust invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade debt securities, loans and preferred stocks. This is a non-fundamental policy and may be changed by the Board of Trustees of the trust provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act.

      High Yield Securities. The high yield securities in which the trust invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated but determined by Pioneer to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the trust may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors." For purposes of the trust's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the trust will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The trust's high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The trust invests in high yield securities with a broad range of maturities.

      Convertible Securities. The trust's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The trust will not invest more that 50% of its total in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the trust may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.

      Loans. The trust may invest a portion of its assets in loan participations and other direct claims against a borrower. The trust considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and includes corporate loans in determining whether at least 80% of its assets are invested in high yield debt instruments. The corporate loans in which the trust invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The trust may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the trust having a contractual relationship only with the lender, not the borrower. The trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the trust in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (SEC).

      As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by Standard & Poor's), or may be unrated investments considered by Pioneer to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the trust may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

      Distressed Securities. The trust may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the trust or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by Pioneer to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the trust to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the trust seeks capital appreciation through investment in distressed securities, the trust's ability to achieve current income for its shareholders may be diminished. The trust also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the trust, there can be no assurance that the securities or other assets received by the trust in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the trust upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the trust's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the trust may be restricted from disposing of such securities.

      Preferred Shares. The trust may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the trust's fixed income securities.

      Foreign Securities. While the trust primarily invests in securities of U.S. issuers, the trust may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

      Illiquid Securities. The trust may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The trust may invest up to 50% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Such investments may affect the trust's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.

      Structured Securities. The trust may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the trust's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

      Mortgage-Backed Securities. The trust may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits (REMIC) pass-through certificates, collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the trust's portfolio at the time the trust receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the trust buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the trust's principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities but also may be subject to greater price changes than governmental issues.

      Asset-Backed Securities. The trust may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

      The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.


      REITs. REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). The trust will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the trust. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

      U.S. Government Securities. U.S. government securities in which the trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

      Zero Coupon Securities. The securities in which the trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the trust's distribution obligations, in which case the trust will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

      Investments in Equity Securities. Consistent with its objective, the trust may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the trust. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the trust.

      Other Investment Companies. The trust may invest in the securities of other investment companies to the extent that such investments are consistent with the trust's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the trust may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the trust, or (iii) more than 5% of the trust's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The trust does not currently intend to invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor. However, Pioneer has applied for, and if granted would rely upon, an exemptive order from the SEC that would permit the trust to invest cash balances in money market funds managed by Pioneer.

      The trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the trust's own operations.

      Defensive and Temporary Investments. When changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the trust may purchase higher rated debt instruments if Pioneer believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the trust may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by Pioneer to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities.

      Strategic Transactions. The trust may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although Pioneer seeks to use the practices to further the trust's investment objective, no assurance can be given that these practices will achieve this result.

      The trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the trust's portfolio, protect the value of the trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the trust's total assets will be committed to initial margin for Strategic Transactions for non-hedging purposes.

      Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on Pioneer's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the trust can realize on an investment, or may cause the trust to hold a security that it might otherwise sell. The use of currency transactions can result in the trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the trust to deliver or receive a specified currency. Additionally, amounts paid by the trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the trust for investment purposes.

      A more complete discussion of Strategic Transactions and their risks is contained in the statement of additional information.

      Mortgage Dollar Rolls. The trust may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the trust sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The trust loses the right to receive interest and principal payments on the security it sold. However, the trust benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The trust may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

      Repurchase Agreements. The trust may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the trust's purchase price, with the difference being income to the trust. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the trust. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the trust's custodian in a segregated, safekeeping account for the benefit of the trust. Repurchase agreements afford the trust an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the trust may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the trust has not perfected a security interest in the security, the trust may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the trust would be at risk of losing some or all of the principal and interest involved in the transaction.

      Lending of Portfolio Securities. The trust may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The trust continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The trust would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The trust will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the trust's total assets.

      Portfolio Turnover. It is the policy of the trust not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the trust.

BENEFITS OF INVESTING IN THE TRUST

      Investment in the trust offers the individual investor several potential benefits. In managing a portfolio of debt instruments, Pioneer provides professional management which includes the extensive credit analysis needed to invest in high yield bonds, corporate loans, distressed securities, foreign securities, convertible securities and preferred shares. The trust also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, Pioneer may seek to enhance the yield or capital appreciation of the trust's common shares by leveraging the trust's capital structure through the issuance of preferred shares or short-term debt securities or the borrowing of money. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors--Leverage" and "Leverage."

PIONEER'S INVESTMENT APPROACH

      Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the trust's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the trust's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

      Pioneer's analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. While Pioneer considers as one factor in its credit analysis the ratings assigned by the rating services, Pioneer performs its own independent credit analysis of issuers and, consequently, the trust may invest, without limit, in unrated securities. As a result, the trust's ability to achieve its investment objective may depend to a greater extent on Pioneer's own credit analysis than investment companies which invest in higher rated securities.

      In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The trust may continue to hold securities that are downgraded after the trust purchases them and will sell such securities only if, in Pioneer's judgment, it is advantageous to sell such securities.

                                    LEVERAGE

      The trust may issue preferred shares or borrow or issue short-term debt securities to increase its assets available for investment. The trust is authorized to issue preferred shares or issue debt obligations to the maximum extent permitted by the 1940 Act. The trust currently anticipates that it will issue, as soon as practicable after the closing of this offering, preferred shares with an aggregate liquidation preference of up to 25% of the trust's total assets, but will be permitted to incur leverage in an amount up to 33 1/3% of the trust's total assets. The trust generally will not issue preferred shares or borrow unless Pioneer expects that the trust will achieve a greater return on such borrowed funds than the additional costs the trust incurs as a result of such borrowing. The trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the trust's holdings. When the trust leverages its assets, the fees paid to Pioneer for investment advisory and management services will be higher than if the trust did not borrow because Pioneer's fees are calculated based on the trust's total assets including the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the trust and Pioneer may have differing interests in determining whether to leverage the trust's assets. The Board of Trustees will monitor this potential conflict.

      The trust's use of leverage is premised upon the expectation that the trust's preferred share dividends or borrowing cost will be lower than the return the trust achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the trust's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the trust (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the trust otherwise incurs losses on its investments, the trust's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

      Leverage creates risks which may adversely affect the return for the holders of common shares, including:

      - the likelihood of greater volatility of net asset value and market price of common shares;

      - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      -   increased operating costs, which may reduce the trust's total return;
          and

      - the potential for a decline in the value of an investment acquired with borrowed funds, while the trust's obligations under such borrowing remains fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the trust incurs capital losses, the return of the trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. Pioneer may determine to maintain the trust's leveraged position if it expects that the long-term benefits to the trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the trust's freedom to pay dividends on common shares or to engage in other activities. The trust also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

      The trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the trust's ability to pay dividends and distributions on common shares in certain instances. The trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Pioneer does not anticipate that these covenants or restrictions will adversely affect its ability to manage the trust's portfolio in accordance with the trust's investment objective and policies. Due to these covenants or restrictions, the trust may be forced to liquidate investments at times and at prices that are not favorable to the trust, or the trust may be forced to forgo investments that Pioneer otherwise views as favorable.

      Under the 1940 Act, the trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the trust's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the trust's total assets). In addition, the trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the trust's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the trust is not permitted to incur indebtedness unless immediately after such borrowing the trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the trust's total assets). Additionally, under the 1940 Act, the trust may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

      If and to the extent that the trust employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Pioneer's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. None of the other investment companies managed by Pioneer use leverage to a material extent or as part of a systematic investment program.


      Assuming the trust issues preferred shares with a liquidation preference equal to approximately 25% of the trust's total assets and an annual dividend rate of 2.30% of such liquidation preference (which rate is approximately the rate which Pioneer expects the trust to pay), based on market rates as of the date of this prospectus, the trust would need to achieve an annual return on its total assets of 1.295% in order to cover such dividend payments on the preferred shares.

      The following table illustrates the hypothetical effect on the return to a holder of the trust's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to 25% of the trust's total assets, assuming hypothetical annual returns of the trust's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed portfolio return (net of expenses).....  (10.00)%  (5.00)%   0.00%   5.00%   10.00%
Corresponding common share return..............  (14.10)%  (7.43)%  (0.76)%  5.90%   12.56%


      Until the trust issues preferred shares or borrows, the trust's common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term debt instruments in accordance with the trust's investment objective and policies.

                                  RISK FACTORS

      General. The trust is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Because the trust invests in high yield securities, an investment in the trust's common shares may be speculative in that it involves a high degree of risk. The trust should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the trust will achieve its investment objective.

      No Operating History. The trust is a newly organized closed-end management investment company and has no operating history or history of public trading.

      High Yield Debt Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the trust is subject to the following specific risks:

      - Increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      -   Greater risk of loss due to default or declining credit quality;

      - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      - If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

      Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody's and Standard & Poor's ratings.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The percentage of defaults on high yield debt securities as reported by Moody's were 5.5% and 5.7% in 1999 and 2000, and increased to 10.2% in 2001. If the national economy enters into a deeper recessionary phase during 2002 or interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the trust's net asset value and the market value of its common shares. In addition, the trust may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the trust may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the trust would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the trust's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the trust could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the trust's net asset value.

      Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the trust may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

      If the trust invests in high yield securities that are rated C or below, the trust will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The trust may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The trust may be required to bear certain extraordinary expenses in order to protect and recover its investment.

      Leverage. The trust may issue preferred shares, borrow money or issue debt securities with a liquidation preference or principal amount up to the maximum extent permitted by the 1940 Act.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

      - the likelihood of greater volatility of net asset value and market price of common shares;

      - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      -   increased operating costs, which may reduce the trust's total return;
          and

      - the potential for a decline in the value of an investment acquired with borrowed funds, while the trust's obligations under such borrowing remain fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the trust incurs capital losses, the return of the trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

      Certain types of borrowings may result in the trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the trust's ability to pay dividends and distributions on common shares in certain instances. The trust may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

      Since Pioneer's fee is a percentage of the trust's total assets, Pioneer's fee will be higher if the trust is leveraged and Pioneer will have an incentive to be more aggressive and leverage the trust.

      Interest Rate Risk. Fixed income securities, including high yield securities, are subject to certain common risks, including:

      - If interest rates go up, the value of debt securities in the trust's portfolio generally will decline;

      - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

      - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

      - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

      Convertible Securities. The trust may invest up to 50% of its total assets in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

      Corporate Loans. The trust may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans. By purchasing a participation interest in a loan, the trust acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the trust having a contractual relationship only with the lender, not the borrower. The trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

      Unlike most other high yield securities, corporate loan obligations are frequently secured by security interests in the assets of the borrower and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. If the trust only acquires a participation in the loan made by a third party, the trust may not be able to control the exercise of any remedies that the lender would have under the corporate loan. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the trust may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.


      Mortgage- and Asset-Backed Securities and Structured Securities. To the extent the trust invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. The value of interest only instruments may decline significantly or these instruments may become worthless in the event that the underlying mortgage pool experiences substantial and unanticipated prepayments.

      The trust may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


      REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

      Illiquid Investments. The trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the trust believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the trust pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Pioneer's judgement may play a greater role in the valuation process. Investment of the trust's assets in illiquid securities may restrict the trust's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the trust's operations require cash and could result in the trust borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      Foreign Securities. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the trust invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

      - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

      - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the trust's portfolio securities at times, in amounts and at prices it considers reasonable;

      - Adverse effect of currency exchange rates or controls on the value of the trust's investments

      - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

      - Economic, political and social developments may adversely affect the securities markets; and

      -   Withholding and other non-U.S. taxes may decrease the trust's return.

      There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

      Economies and social and political climate in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the trust's investments and the availability to the trust of additional investments in such countries.

      Currency Risks. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The trust's investment performance may be negatively affected by a devaluation of a currency in which the trust's investments are denominated or quoted. Further, the trust's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

      Sovereign Debt. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars for a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Market Price of Shares. Shares of closed-end funds frequently trade at a prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the trust's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the trust.

      Whether investors will realize a gain or loss upon the sale of the trust's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the trust's net asset value. Because the market value of the trust's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the trust, the trust cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

      Strategic Transactions. Even a small investment in derivatives can have a significant impact on the trust's exposure to interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the trust's other investments, the trust may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

      Anti-takeover Provisions. The trust's Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the trust or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the trust. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the trust or a merger, liquidation, asset sales and similar transactions.

      Recent Events. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy. High yield debt instruments tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt instruments than on higher rated fixed income securities.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

      The trust's Board of Trustees provides broad supervision over the affairs of the trust. The officers of the trust are responsible for the trust's operations. The Trustees and officers of the trust, together with their principal occupations during the past five years, are listed in the statement of additional information. Each of the Trustees serves as a Trustee of each of the 60 U.S. registered investment portfolios for which Pioneer serves as investment adviser.

INVESTMENT ADVISER

      The trust has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2001, assets under management were approximately $99 billion worldwide, including over $19 billion in assets under management by Pioneer. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredito's subsidiaries.

      As the trust's investment adviser, Pioneer provides the trust with investment research, advice and supervision and furnishes the trust with an investment program consistent with the trust's investment objective and policies, subject to the supervision of the trust's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the trust's securities transactions, and reports to the Trustees on the trust's investments and performance.

COMPENSATION AND EXPENSES

      Under the management contract, the trust will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.60% of the trust's average weekly managed assets. Because the fee paid to Pioneer is determined on the basis of the trust's managed assets, Pioneer's interest in determining whether to leverage the trust may differ from the interests of the trust.

      The trust's average weekly managed assets are determined for the purpose of calculating the management fee by taking the average of all the weekly determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of its management contract with the trust, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the trust, with the exception of the following, which are to be paid by the trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust; (d) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the trust is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the trust and the Trustees; (i) compensation of those Trustees of the trust who are not affiliated with or interested persons of Pioneer or the trust (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; and (l) the fees and other expenses of listing the trust's shares on the New York Stock Exchange or any other national stock exchange. In addition, the trust will pay all brokers' and underwriting commissions chargeable to the trust in connection with securities transactions to which the trust is a party.


      The trust has also entered into an administration agreement with Pioneer, pursuant to which Pioneer provides certain administrative and accounting services. Pioneer is reimbursed by the trust for Pioneer's costs in providing such services, except for the fees of any sub-administrators retained by Pioneer, which fees are paid by Pioneer. Pioneer has retained Princeton Administrators L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the trust on its behalf. Pioneer will pay Princeton Administrators L.P. a monthly fee equal at an annual rate to 0.10% of the average weekly value of the trust's managed assets, subject to a minimum monthly fee of $10,000.

PORTFOLIO MANAGER

      Day-to-day management of the trust's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited.

      John A. Carey, the head of portfolio management and an executive vice president of Pioneer, supervises Mr. Taubes and his team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.

       DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND DISTRIBUTIONS

      The trust intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the trust will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. Dividends and distributions may be payable in cash or common shares, with the option to receive cash in lieu of the shares. The trust may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the trust to maintain a more stable level of distributions. As a result, the dividend paid by the trust to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the trust during such period. The trust is not required to maintain a stable level of distributions to shareholders. For federal tax purposes, the trust is required to distribute substantially all of its net investment income for each year. All net realized capital gains, if any, will be distributed to the trust's shareholders at least annually.

      Under the 1940 Act, the trust is not permitted to incur indebtedness unless immediately after such incurrence the trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the trust may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

      While any preferred shares are outstanding, the trust may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the trust's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the trust's borrowings. If the trust's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the trust to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "U.S. Federal Income Tax Matters."

      See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the trust or received in cash.

      The yield on the trust's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the trust's investment in portfolio securities, the securities comprising the trust's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the trust, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the trust's net assets and its operating expenses. Consequently, the trust cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the trust's shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

      Pursuant to the trust's Automatic Dividend Reinvestment Plan (Plan), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Mellon Bank, N.A. (Mellon), as agent for shareholders in administering the Plan (Plan Agent), in additional common shares of the trust. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Mellon, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Mellon, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan

Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

      Whenever the trust declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the trust ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or premium (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

      In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (last purchase date) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the trust's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the trust as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the trust's shares is higher than the net asset value, participants in the Plan will receive shares of the trust at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the trust does not redeem its shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the trust reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938.

                           CLOSED-END FUND STRUCTURE

      The trust is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the trust that invest predominantly in high yield securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the trust's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the trust and potential increase in the expense ratio of expenses to assets of the trust and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

                        U.S. FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the trust. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service
(IRS) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.


      The trust intends to elect be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which the following discussion assumes, the trust must satisfy certain tests regarding the nature of its income and the diversification of its assets. If the trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) with regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the trust generally will be relieved of U.S. federal income tax on any income of the trust, including long-term capital gains, distributed to shareholders. However, if the trust retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax.


      Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the trust pursuant to the Plan. For U.S. federal income tax purposes, assuming the trust has sufficient current or accumulated earnings and profits, such distributions generally are taxable whether a shareholder takes them in cash or shares or they are reinvested pursuant to the Plan in additional shares of the trust. In general, dividends from investment company taxable income are taxable as ordinary income, and designated dividends from net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the trust. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      If the trust retains any net capital gain, the trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

      Sales and other dispositions of the trust's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the trust's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the trust are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the trust (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

      The trust is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the trust's shares paid to certain holders of the trust's shares who do not furnish the trust with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they generally affect the taxation of the trust and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the trust can be found in the statement of additional information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

      The trust calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the trust plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to Pioneer, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

      The trust generally values its portfolio securities using closing market prices or readily available market quotations. The trust may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the trust may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the trust's Trustees. The trust also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the trust may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the trust could change on a day you cannot buy or sell shares of the trust. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

                             DESCRIPTION OF SHARES

      The trust is authorized to issue an unlimited number of common shares, without par value. The trust is also authorized to issue preferred shares. After the completion of this offering, the trust will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement of Declaration of Trust and by-laws to reflect the terms of any such class or series, including any class of preferred shares. The trust currently anticipates that it will issue preferred shares as soon as practicable after the closing of this offering. See "Leverage." The trust may issue preferred shares. The trust is also authorized to issue other securities, including debt securities.

COMMON SHARES

      Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the trust available for distribution to common shareholders upon liquidation of the trust. Common shareholders are entitled to one vote for each share held.

      In the event that the trust issues preferred shares and so long as any shares of the trust's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the trust unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

      The trust will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.

      Pioneer provided the initial capital for the trust by purchasing 6,981 shares of common shares of the trust for $100,003. As of the date of this prospectus, Pioneer owned 100% of the outstanding common shares. Pioneer may be deemed to control the trust until such time as it owns less than 25% of the outstanding shares of the trust.

PREFERRED SHARES

      The trust in the future may elect to issue preferred shares as part of its leverage strategy. The trust currently anticipates issuing, as soon as practical after the closing of this offering, preferred shares with an aggregate liquidation preference of up to 25% of the trust's total assets, but will be permitted to incur leverage in an amount up to 33 1/3% of the trust's total assets. The Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the trust's total assets less the trust's liabilities and indebtedness. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the trust, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the trust.

      The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the trust's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

      The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

      The terms of the preferred shares are expected to provide that (i) they are redeemable by the trust in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the trust may tender for or purchase preferred shares and (iii) the trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the trust will reduce the leverage applicable to the common shares, while any resale of shares by the trust will increase that leverage.

      The discussion above describes the possible offering of preferred shares by the trust. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

      The trust's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the trust or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the trust.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one third of the Board of Trustees is elected by shareholders each year.

      A Trustee may be removed from office with or without cause but only by vote of the holders of at least 75% of the shares entitled to be voted on the matter.

      In addition, the Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the trust's shares to approve, adopt or authorize the following:

      - a merger or consolidation or statutory share exchange of the trust with any other corporations;

      - a sale of all or substantially all of the trust's assets (other than in the regular course of the trust's investment activities); or

      -   a liquidation or dissolution of the trust;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the trust's shares is required. Following any issuance of preferred shares by the trust, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the trust's shares of preferred shares then entitled to be voted, voting as a separate class.

      In addition, conversion of the trust to an open-end investment company would require an amendment to the trust's Agreement and Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the trust's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the by-laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the trust is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange.

      Conversion to an open-end investment company would also require changes in certain of the trust's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

      In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a

"Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the trust. The 5% holder transactions subject to these special approval requirements are:

      - the merger or consolidation of the trust or any subsidiary of the trust with or into any Principal Shareholder;

      - the issuance of any securities of the trust to any Principal Shareholder for cash;

      - the sale, lease or exchange of all or any substantial part of the assets of the trust any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; or

      - the sale, lease or exchange to the trust or any subsidiary of the trust, in exchange for securities of the trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

      The Agreement and Declaration of Trust and by-laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the by-laws (except for any by-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the trust, can be amended or repealed except by the vote of such required number of shares.

      The trust's by-laws generally require that advance notice be given to the trust in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the trust not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the by-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the by-laws.

                                  UNDERWRITING

      Subject to the terms and conditions of a purchase agreement dated
          , 2002, each underwriter named below has severally agreed to purchase, and the trust has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.


                                                                  NUMBER OF
                                                                COMMON SHARES
                        UNDERWRITER                             -------------
                        -----------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
UBS Warburg LLC.............................................
RBC Dain Rauscher Inc.......................................
Advest, Inc.................................................
Janney Montgomery Scott LLC.................................
McDonald Investments Inc., a KeyCorp Company ...............
Stifel, Nicolaus & Company, Incorporated....................
             Total..........................................
                                                                  ========


      The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the trust and Pioneer have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

      The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the
public offering price less a concession not in excess of $          per share.
The sales load the trust will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow,
a discount not in excess of $          per share on sales to other dealers.
After the initial public offering, the public offering price, concession and discount may be changed.

      Pioneer has also agreed to pay from its own assets an additional commission to certain underwriters in connection with this offering. The co-lead managing underwriters will be entitled to an additional commission equal to 0.10% per year of the trust's average quarterly total managed assets multiplied by the percentage of the entire offering of the common shares such underwriter sells in this offering. Each other underwriter will also be entitled to this additional commission if such underwriter sells shares with an aggregate offering price of more than $50,000,000 in this offering. This additional commission will be payable quarterly during the continuance of the management contract or other advisory agreement between Pioneer and the trust.

      The following table shows the public offering price, sales load and proceeds before expenses to the trust. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                           PER SHARE    WITHOUT OPTION    WITH OPTION
                                           ---------    --------------    -----------
Public offering price....................    $15.00           $                $
Sales load...............................     $.675           $                $
Proceeds, before expenses, to the
  trust..................................   $14.325           $                $

      The expenses of the offering are estimated at $689,493 and are payable by the trust. Pioneer has agreed to pay the trust's organizational and offering expenses (other than the sales load) that exceed $0.03 per share. The trust has agreed to pay the underwriters $0.005 per share as a partial reimbursement of expenses incurred in connection with the offering.

      The trust has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

      Until the distribution of the common shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing the trust's common shares. However, the representatives may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

      If the underwriters create a short position in the trust's common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the trust's common shares to be higher than it might be in the absence of such purchases.

      Neither the trust nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the trust nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of common shares to the underwriters pursuant to the purchase agreement.


      The trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the trust's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the trust. Pioneer has retained an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide certain administrative services to the trust on its behalf.


      In order to meet the requirements for listing the common shares on the New York Stock Exchange, the underwriters have undertaken to sell (i) common shares to insure a minimum of 100 beneficial holders with a minimum of 100,000 common shares outstanding and (ii) sufficient shares of the common shares so that following this offering, the trust has a minimum aggregate market value of at least $2 million.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The trust's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Pioneer Investment Management Shareholder Services Inc. is the trust's transfer agent. The transfer agent has engaged Mellon Investor

Services LLC as registrar, shareholder servicing agent and dividend disbursing agent for the trust's shares. Mellon Investor Services LLC's address is 85 Challenger Road, Ridgefield Park, New Jersey 07660.

                           VALIDITY OF COMMON SHARES

      Certain legal matters in connection with the shares offered hereby are passed on for the trust by Hale and Dorr LLP, Boston Massachusetts. Certain matters have been passed upon for the underwriters by Clifford Chance Rogers & Wells LLP, New York, New York.

                             TABLE OF CONTENTS FOR
                      STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Use of Proceeds.............................................    2
Investment Objective and Policies...........................    2
Investment Restrictions.....................................   15
Management of the Trust.....................................   17
Portfolio Transactions......................................   27
Repurchase of Common Shares.................................   28
U.S. Federal Income Tax Matters.............................   29
Performance-Related, Comparative and Other Information......   33
Experts.....................................................   35
Additional Information......................................   35
Financial Statements and Independent Auditors' Report.......   36
Appendix A -- Description of Ratings........................  A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 SHARES
                           PIONEER HIGH INCOME TRUST
                                 COMMON SHARES

                            ------------------------
                                   PROSPECTUS
                            ------------------------

                              MERRILL LYNCH & CO.
                                  UBS WARBURG

                              RBC CAPITAL MARKETS
                                  ADVEST, INC.
                          JANNEY MONTGOMERY SCOTT LLC
                           MCDONALD INVESTMENTS INC.
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                                             , 2002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                   11842-00-0402

                            PIONEER HIGH INCOME TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


Pioneer High Income Trust (the "trust") is a newly organized, diversified, closed-end management investment company. This statement of additional information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated April __, 2002. This statement of additional information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS


Use of Proceeds........................................................2
Investment Objective and Policies......................................2
Investment Restrictions................................................15
Management of the Trust................................................17
Portfolio Transactions.................................................27
Repurchase of Common Shares............................................28
U.S. Federal Income Tax Matters........................................29
Performance-Related, Comparative and Other Information.................33
Experts................................................................35
Additional Information.................................................35
Financial Statements and Independent Auditors' Report..................36
Appendix A--Description of Ratings.....................................A-1


       This statement of additional information is dated April __, 2002.

                                 USE OF PROCEEDS

Pending investment in securities that meet the trust's investment objective and policies, the net proceeds will be invested in accordance with the trust's investment objective and policies during a period not to exceed six months from the closing of this offering. Pending such investment, the net proceeds may be invested in high quality, short-term debt securities. If necessary, the trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in high yield securities.

                        INVESTMENT OBJECTIVE AND POLICIES

The prospectus presents the investment objective and the principal investment strategies and risks of the trust. This section supplements the disclosure in the trust's prospectus and provides additional information on the trust's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the trust's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the trust's restrictions and policies.

PRIMARY INVESTMENTS


Under normal circumstances, the trust invests at least 80% of its assets (net assets plus borrowing) in below investment grade (high yield) debt securities, loans and preferred stocks.

The trust will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets (net assets plus borrowing) as described in this section.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the trust may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The trust may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The trust may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S.

bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the trust's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the trust's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the trust to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer Investment Management, Inc., the trust's investment adviser ("Pioneer"), to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the trust's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the trust could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the trust's investment in those markets and may increase the expenses of the trust. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the trust's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of the trust's investments and the availability to the trust of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The trust's investment performance may be negatively affected by a devaluation of a currency in which the trust's investments are quoted or denominated. Further, the trust's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the trust to make intended securities purchases due to settlement problems could cause the trust to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the trust due to a subsequent decline in value of the portfolio security or could result in possible liability to the trust. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the trust against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The trust will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the trust's investments in such countries. These taxes will reduce the return achieved by the trust. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU). On January 1, 1999, 11 European countries adopted a single currency - the euro. The conversion to the euro was phased in over a three-year period. As of January 1, 2002, there are 15 participating countries and 12 of these countries share the euro as a single currency and single official interest rate and are adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets. A participating country's withdrawal from the EMU could have a negative effect on the trust's non-U.S. investments.

INVESTMENTS IN DEPOSITARY RECEIPTS. The trust may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the trust will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the trust's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The trust may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the trust invests in such unsponsored depositary receipts there may be an increased possibility that the trust may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

MUNICIPAL OBLIGATIONS

The trust may purchase municipal obligations when Pioneer believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The trust's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the trust should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives that the trust may invest in include interests in collateralized mortgage obligations, real estate mortgage investment conduits and stripped mortgage-backed securities.

MORTGAGE-BACKED SECURITIES

The trust may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations (CMOs") and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the trust's portfolio at the time the trust receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the trust buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the trust's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the trust's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND CMOS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The trust invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the trust's limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities.

The trust also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the trust does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the trust may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the trust reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

MORTGAGE DOLLAR ROLLS. The trust may enter into mortgage "dollar rolls" in which the trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the trust loses the right to receive principal and interest paid on the securities sold. However, the trust would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the trust compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the trust. The trust will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the trust treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The trust does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the trust sells the security becomes insolvent, the trust's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the trust is required to repurchase may be worth less than an instrument which the trust originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The trust may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the trust prior to the actual delivery or payment by the other party to the transaction. The trust will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The trust's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the trust's obligations. See "Asset Segregation."

PREFERRED SHARES

Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the trust's fixed income investments.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS


REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The trust will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the trust. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

OTHER INVESTMENT COMPANIES

The trust may invest in the securities of other investment companies to the extent that such investments are consistent with the trust's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the trust may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the trust's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the trust, or (iii) more than 5% of the trust's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The trust does not currently invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor. However, Pioneer has applied for, and if granted would rely upon, an exemptive order from the Securities and Exchange Commission (the "SEC") that would permit the trust to invest cash balances in money market funds managed by Pioneer.

The trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the trust's own operations.

ASSET SEGREGATION

The 1940 Act requires that the trust segregate assets in connection with certain types of transactions that may have the effect of leveraging the trust's portfolio. If the trust enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the trust's portfolio against interest rate fluctuations or to enhance the trust's income, the trust may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the trust enters into these transactions, the trust expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the trust anticipates purchasing at a later date. The trust intends to use these transactions primarily as a hedge and not as a speculative investment. However, the trust also may invest in interest rate swaps to enhance income or to increase the trust's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The trust is not required to hedge its portfolio and may choose not to do so. The trust cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the trust exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the trust holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the trust to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the trust holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the trust from a reduction in yield due to falling interest rates and may permit the trust to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The trust usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the trust's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the trust's obligations will be accrued on a daily basis, and the full amount of the trust's obligations will be maintained in a segregated account by the trust's custodian.

The trust also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The trust will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The trust will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the trust.

Typically, the parties with which the trust will enter into interest rate transactions will be broker-dealers and other financial institutions. The trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. If there is a default by the other party to such a transaction, the trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the trust's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS. The trust may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The trust may be either the buyer or seller in the transaction. If the trust is a buyer and no event of default occurs, the trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The trust will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the trust. When the trust acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk Factors--Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

The trust may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the trust's investment objective and are permissible under applicable regulations governing the trust.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the trust may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The trust may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The trust will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the trust are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the CFTC) or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the trust can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the trust, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the trust can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The trust can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the trust has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the trust may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the trust owns or proposes to acquire. The trust may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the trust's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the trust or securities with characteristics similar to those of the trust's portfolio securities. Similarly, the trust may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the trust's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the trust may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the trust's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the trust enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the trust's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the trust's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the trust may take a "long" position by purchasing futures contracts. This may be done, for example, when the trust anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the trust the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the trust obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the trust's assets. By writing a call option, the trust becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the trust intends to purchase. However, the trust becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the trust in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The trust will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The trust's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The trust will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the trust or which the trust expects to purchase. Except as stated below, the trust's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the trust owns, or futures contracts will be purchased to protect the trust against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the trust expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the trust will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the trust to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the trust to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the trust's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the trust's total assets. The trust will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the trust to purchase securities or currencies, require the trust to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the trust may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the trust than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the trust may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

FOREIGN CURRENCY TRANSACTIONS

The trust may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The trust also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the trust invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the trust, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the trust will be engaged in hedging activities when adverse exchange rate movements occur. The trust will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the trust to hedge against a devaluation that is so generally anticipated that the trust is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The trust may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the trust of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The trust may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the trust's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the trust can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the trust's foreign assets.

While the trust will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the trust may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the trust than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the trust's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the trust. Such imperfect correlation may cause the trust to sustain losses which will prevent the trust from achieving a complete hedge or expose the trust to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the trust of unrealized profits or force the trust to cover its commitments for purchase or resale, if any, at the current market price.

If the trust enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The trust may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The trust would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the trust obligates the trust to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the trust are covered, which means that the trust will own the securities subject to the options as long as the options are outstanding, or the trust will use the other methods described below. The trust's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the trust may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the trust would obligate the trust to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the trust would be covered, which means that the trust would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the trust. However, in return for the option premium, the trust accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the trust will also be considered to be covered to the extent that the trust's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the trust. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the trust's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The trust may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The trust may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The trust may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The trust would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the trust, in return for the premium paid, to purchase specified securities at a specified price during the option period. The trust would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the call option.

The trust would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the trust, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the trust's holdings. Put options may also be purchased by the trust for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The trust would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the trust would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The trust may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the trust is unable to effect a closing purchase transaction with respect to covered options it has written, the trust will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the trust is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The trust may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the trust in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the trust may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the trust's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the trust in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

                             INVESTMENT RESTRICTIONS

The following are the trust's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the trust's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the trust were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The trust may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE TRUST MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE PREFERRED SHARES, BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3) Invest in real estate, except that the trust may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.


(4) Make loans, except by the purchase of debt obligations, loans or direct claim against a borrower, by entering into repurchase agreements or through the lending of portfolio securities.

(5) Invest in commodities or commodity contracts, except that the trust may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

         (a) such purchase would cause more than 5% of the trust's total assets, taken at market value, to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the trust.

(8) Concentrate its investments in securities of companies in any particular industry. IN THE OPINION OF THE SEC, INVESTMENTS ARE CONCENTRATED IN A PARTICULAR INDUSTRY IF SUCH INVESTMENTS AGGREGATE 25% OR MORE OF THE TRUST'S TOTAL ASSETS. THE TRUST'S POLICY DOES NOT APPLY TO INVESTMENTS IN U.S. GOVERNMENT SECURITIES.


All other investment policies of the trust in the prospectus under the heading "Investment Objective and Principal Investment Strategies" and in this statement of additional information under the heading "Investment Objective and Policies" are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the trust's outstanding voting shares.

The trust has adopted the following non-fundamental policy: the trust will not incur leverage (whether through the issuance of preferred shares or borrowing) in an amount (at the time of incurrence) greater than 33 1/3% of the trust's total assets.

Under the 1940 Act, the trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the trust's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The trust's Board of Trustees provides broad supervision over the trust's affairs. The officers of the trust are responsible for the trust's operations. The trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the trust within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 60 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

--------------------- --------------- ----------------- ----------------------------------- -----------------------------
                      POSITIONS       TERM OF OFFICE
NAME, AGE AND         HELD WITH THE   AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST    OTHER DIRECTORSHIPS HELD BY
ADDRESS               TRUST           SERVICE           FIVE YEARS                          THIS TRUSTEE
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
INTERESTED TRUSTEES:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
*John F. Cogan, Jr.   Trustee and     Trustee since     Deputy Chairman and a Director of   Director of Harbor Global
(75)                  President       March, 2002.      Pioneer Global Asset Management     Company, Ltd.
                                      Term expires in   S.p.A. ("PGAM"); Non-Executive
                                      2004.             Chairman and a Director of
                                                        Pioneer Investment Management USA
                                                        Inc. ("PIM-USA"); Chairman and a
                                                        Director of Pioneer; President of
                                                        all of the Pioneer
                                                        Funds; and Of Counsel
                                                        (since 2000, Partner
                                                        prior to 2000), Hale and
                                                        Dorr LLP (counsel to
                                                        PIM-USA the Pioneer
                                                        Funds)
--------------------- --------------- ----------------- ----------------------------------- -----------------------------



                                       17



--------------------- --------------- ----------------- ----------------------------------- -----------------------------
**Daniel T. Geraci    Trustee and     Trustee since     Director and CEO-US of PGAM since   None
(44)                  Executive       January, 2002.    November 2001; Director, Chief
                      Vice President  Term expires in   Executive Officer and President
                                      2005.             of PIM-USA since October 2001;

                                                        Director of Pioneer
                                                        Investment Management
                                                        Shareholder Services,
                                                        Inc. (PIMSS) since
                                                        October 2001; President
                                                        and a Director of
                                                        Pioneer, Pioneer Funds
                                                        Distributor, Inc. and
                                                        Pioneer International
                                                        Corporation since
                                                        October 2001; Executive
                                                        Vice President of all of
                                                        the Pioneer Funds since
                                                        October 2001; President
                                                        of Fidelity Private
                                                        Wealth Management Group
                                                        from 2000 through
                                                        October 2001; and
                                                        Executive Vice
                                                        President--Distribution
                                                        and Marketing of
                                                        Fidelity Investments
                                                        Institutional Services
                                                        and Fidelity Investments
                                                        Canada Ltd. prior to
                                                        2000
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
INDEPENDENT
TRUSTEES:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

Mary K. Bush (54)     Trustee         Trustee since     President, Bush & Co.               Director and/or Trustee of
4201 CATHEDRAL                        March, 2002.      (international financial advisory   Brady Corporation
AVENUE, NW,                           Term expires in   firm)                               (industrial identification
WASHINGTON, DC 20016                  2003.                                                 and specialty coated
                                                                                            material products
                                                                                            manufacturer), Mastec Inc.
                                                                                            (communications and energy
                                                                                            infrastructure), Mortgage
                                                                                            Guaranty Insurance
                                                                                            Corporation, R.J Reynolds
                                                                                            Tobacco Holdings, Inc.
                                                                                            (tobacco) and Student Loan
                                                                                            Marketing Association
                                                                                            (secondary marketing of
                                                                                            student loans)
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

Richard H. Egdahl,    Trustee         Trustee since     Alexander Graham Bell Professor     None
M.D. (75)                             March,            of Health Care Entrepreneurship,
BOSTON UNIVERSITY                     2002.Term         Boston University; Professor of
HEALTHCARE                            expires in 2004.  Management, Boston University
ENTREPRENEURSHIP                                        School of Management; Professor
PROGRAM, 53 BAY                                         of Public Health, Boston
STATE ROAD, BOSTON,                                     University School of Public
MA 02215                                                Health; Professor of Surgery,
                                                        Boston University School of
                                                        Medicine; University Professor,
                                                        Boston University
--------------------- --------------- ----------------- ----------------------------------- -----------------------------


                                       18




--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Margaret B.W.         Trustee         Trustee since     Founding Director, The Winthrop     None
Graham (54)                           March, 2002.      Group, Inc. (consulting firm);
1001 SHERBROOKE                       Term expires in   Professor of Management, Faculty
STREET WEST,                          2005.             of Management, McGill University
MONTREAL, QUEBEC,
CANADA
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Marguerite A. Piret   Trustee         Trustee since     President, Newbury, Piret &         Director, Organogenesis
(53)                                  March, 2002.      Company, Inc. (merchant banking     Inc. (tissue engineering
ONE BOSTON PLACE,                     Term expires in   firm)                               company)
26TH FLOOR, BOSTON,                   2003.
MA 02108
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Stephen K. West (73)  Trustee         Trustee since     Of Counsel, Sullivan & Cromwell     Director, Dresdner RCM
125 BROAD STREET,                     March, 2002.      (law firm)                          Global Strategic Income
NEW YORK, NY 10004                    Term expires in                                       Fund, Inc. and The Swiss
                                      2004.                                                 Helvetia Fund, Inc.
                                                                                            (closed-end investment
                                                                                            companies), AMVESCAP PLC
                                                                                            (investment managers) and
                                                                                            First ING Life Insurance
                                                                                            Company of New York
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
John Winthrop (65)    Trustee         Trustee since     President, John Winthrop & Co.,     Director of NUI Corp.
ONE NORTH ADGERS                      March, Term       Inc. (private investment firm)      (energy sales, services and
WHARF, CHARLESTON,                    expires in 2005.                                      distribution)
SC 29401
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
TRUST OFFICERS:
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Joseph P. Barri (55)  Secretary       Since January,    Partner, Hale and Dorr LLP;         None
                                      2002. Serves at   Secretary of all of the Pioneer
                                      the discretion    Funds
                                      of Board.
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

Dorothy E. Bourassa   Assistant       Since January,    Secretary of PIM-USA; Senior Vice   None
(54)                  Secretary       2002. Serves at   President-Legal of Pioneer; and
                                      the discretion    Secretary/Clerk of most of
                                      of Board.         PIM-USA's subsidiaries since
                                                        October 2000; Assistant
                                                        Secretary of all of the
                                                        Pioneer Funds since
                                                        November 2000; Senior
                                                        Counsel, Assistant Vice
                                                        President and Director
                                                        of Compliance of PIM-USA
                                                        from April 1998 through
                                                        October 2000; Vice
                                                        President and Assistant
                                                        General Counsel, First
                                                        Union Corporation from
                                                        December 1996 through
                                                        March 1998
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Vincent Nave (56)     Treasurer       Since January,    Vice President-Fund Accounting      None
                                      2002. Serves at   and Custody Services of Pioneer
                                      the discretion    (Manager from September 1996 to
                                      of Board.         February 1999); and Treasurer of
                                                        all of the Pioneer Funds
                                                        (Assistant Treasurer from June
                                                        1999 to November 2000)
--------------------- --------------- ----------------- ----------------------------------- -----------------------------


                                       19




--------------------- --------------- ----------------- ----------------------------------- -----------------------------
Luis I. Presutti      Assistant       Since January,    Assistant Vice President-Fund       None
(37)                  Treasurer       2002. Serves at   Accounting, Administration and
                                      the discretion    Custody Services of Pioneer (Fund
                                      of Board.         Accounting Manager from 1994 to
                                                        1999); and Assistant Treasurer of
                                                        all of the Pioneer Funds since
                                                        November 2000
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
--------------------- --------------- ----------------- ----------------------------------- -----------------------------
John F. Daly III      Assistant       Since January,    Global Custody and Settlement       None
(36)                  Treasurer       2002. Serves at   Division Manager of PIM-USA; and
                                      the discretion    Assistant Treasurer of all of the
                                      of Board.         Pioneer Funds since November 2000
--------------------- --------------- ----------------- ----------------------------------- -----------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the trust's investment adviser and certain of its affiliates **Mr. Geraci is an Interested Trustee because he is an officer, director and employee of the trust's investment adviser and its affiliates.

The outstanding capital stock of the investment adviser is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

The trust's Board of Trustees consists of 8 members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of Ms. Bush and Ms. Piret expire at the first annual meeting following this public offering, the terms of Mr. Cogan, Dr. Egdahl and Mr. West expire at the second annual meeting, and the terms of Mr. Geraci, Ms. Graham and Mr. Winthrop expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, which is comprised of Ms.
Piret (chairperson), Mr. West and Mr. Winthrop; a Nominating Committee, which is comprised of Ms. Bush and Dr. Egdahl; a Valuation Committee, which is comprised of Ms. Bush, Ms. Piret and Mr. Winthrop; and an Independent Trustees Committee, which is comprised of all the trust's Independent Trustees. Ms. Graham is the chairperson of the Independent Trustees Committee.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are:

|X| act as a liaison between the trust's independent auditors and the full
    Board of Trustees of the trust;

|X| discuss with the trust's independent auditors their judgments about the quality of the trust's accounting principles and underlying estimates as applied in the trust's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and assess from time to time, as it deems necessary and appropriate:

|X| brokerage and soft dollar arrangements of the trust and

|X| the utilization of any line of credit;

|X| review and approve insurance coverage and allocations of premiums between the management and the trust among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the trust; and

|X| ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the trust or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Independent Trustees Committee reviews the trust's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The trust's Declaration of Trust provides that the trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the trust, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the trust or that such indemnification would relieve any officer or Trustee of any liability to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The trust pays no salaries or compensation to any of its officers. The Pioneer Funds, including the trust, compensate their trustees as follows:

|X| If the Pioneer fund has assets greater than $250 million, the Pioneer fund pays each Independent Trustee an annual base fee calculated on the basis of the Pioneer fund's net assets.
|X| If the Pioneer fund has assets less than $250 million, the Pioneer fund pays each Independent Trustee an annual fee of $1,000.
|X| If the Pioneer fund has assets greater than $50 million, the Pioneer fund pays each Interested Trustee an annual fee of $500, and if the Pioneer fund has assets less than $50 million, the Pioneer fund pays each Interested Trustee and annual fee of $200 (Pioneer reimburses the fund for these fees).
|X| Each Pioneer fund with assets greater than $250 million pays each Independent Trustee who serves on a board committee an annual committee fee based the Pioneer fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Trustee by the trust and the Pioneer funds as a group. Compensation from the trust is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2001.

                                                         PENSION OR                                      TOTAL COMPENSATION
                                                         RETIREMENT BENEFITS                             FROM THE TRUST AND
                                   AGGREGATE             ACCRUED AS PART OF     ESTIMATED ANNUAL         OTHER PIONEER
                                   COMPENSATION FROM     TRUST EXPENSES         BENEFIT UPON RETIREMENT  FUNDS**
NAME OF TRUSTEE                    TRUST*
INTERESTED TRUSTEES:
John F. Cogan, Jr.***                           $375.00                  $0.00                    $0.00            $18,000.00
Daniel T. Geraci***                              375.00                   0.00                     0.00              4,500.00
INDEPENDENT TRUSTEES:
Mary K. Bush                                     750.00                   0.00                     0.00             91,250.00
Richard H. Egdahl, M.D.                          750.00                   0.00                     0.00             91,250.00
Margaret B.W. Graham                             750.00                   0.00                     0.00             99,750.00
Marguerite A. Piret                              750.00                   0.00                     0.00            116,750.00
Stephen K. West                                  750.00                   0.00                     0.00            108,250.00
John Winthrop                                    750.00                   0.00                     0.00            104,000.00
                                                 ------                   ----                     ----            ----------
                                              $5,250.00                  $0.00                    $0.00           $633,750.00
                                              ---------                  -----                    -----           -----------

        *       Estimated for the calendar year ending December 31, 2002.
        ** For the calendar year ended December 31, 2001. There are 60 U.S. registered investment portfolios in the Pioneer Family of Funds.
        *** Under the management contract, Pioneer reimburses the trust for any Trustee fees paid by the trust.

OWNERSHIP OF SHARES OF THE TRUST AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the trust and the Pioneer Funds in the aggregate. The value of shares of the trust and any other closed-end fund are determined based on closing market price on December 31, 2001. The value of shares of any Pioneer fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2001. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

----------------------------- --------------------------- -----------------------------------------------
                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                              DOLLAR RANGE OF EQUITY      IN ALL REGISTERED INVESTMENT COMPANIES IN THE

NAME OF TRUSTEE               SECURITIES IN THE TRUST     PIONEER FAMILY OF FUNDS
----------------------------- --------------------------- -----------------------------------------------
----------------------------- --------------------------- -----------------------------------------------
INTERESTED TRUSTEES:
----------------------------- --------------------------- -----------------------------------------------
Mr. Cogan                                           none                                   over $100,000
----------------------------- --------------------------- -----------------------------------------------
Mr. Geraci                                          none                                            none
----------------------------- --------------------------- -----------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------- --------------------------- -----------------------------------------------
Ms. Bush                                            none                                 $10,001-$50,000
----------------------------- --------------------------- -----------------------------------------------
Dr. Egdahl                                          none                                 $10,001-$50,000
----------------------------- --------------------------- -----------------------------------------------
Ms. Graham                                          none                                 $10,001-$50,000
----------------------------- --------------------------- -----------------------------------------------
Ms. Piret                                           none                                $50,001-$100,000
----------------------------- --------------------------- -----------------------------------------------
Mr. West                                            none                                $50,001-$100,000
----------------------------- --------------------------- -----------------------------------------------
Mr. Winthrop                                        none                                   over $100,000
----------------------------- --------------------------- -----------------------------------------------

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:
|X| the IMMEDIATE FAMILY MEMBERS of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

|X| an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

|X| a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or UBS Warburg LLC ("UBS Warburg") or any of its affiliates act as principal underwriter. For example, the trust's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2001, none of the Independent Trustees, nor any of their immediate family members, beneficially own any securities issued by Pioneer, UniCredito or any other entity in a control relationship to Pioneer or Merrill Lynch or UBS Warburg or any person in a control relationship to Merrill Lynch or UBS Warburg. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito, or any other entity in a control relationship to Pioneer or Merrill Lynch or UBS Warburg or any person that controls Merrill Lynch or UBS Warburg. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediately family member, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

|X| the trust
|X| an officer of the trust
|X| a related fund
|X| an officer of any related fund
|X| Pioneer
|X| Merrill Lynch or UBS Warburg
|X| an officer of Merrill Lynch or UBS Warburg
|X| any affiliate of Pioneer, Merrill Lynch or UBS Warburg
|X| an officer of any such affiliate

During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Of Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. In addition, from time to time, Sullivan & Cromwell represents certain of the representatives of the underwriters and their affiliates. The aggregate compensation paid to Sullivan & Cromwell by the Pioneer Funds exceeded $60,000 in each of 2000 and 2001.

During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:
|X| Pioneer
|X| Merrill Lynch or UBS Warburg
|X| UniCredito
|X| any other entity in a control relationship with Pioneer or Merrill Lynch or UBS Warburg

None of the trust's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2000 and 2001, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

|X| the trust
|X| any related fund
|X| Pioneer
|X| Merrill Lynch or UBS Warburg
|X| any affiliated person of the trust
|X| UniCredito
|X| any other entity in a control relationship to the trust

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT. The 1940 Act requires that the trust's management contract be approved initially and, after its initial two-year term, annually both by the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the trust's management contract are fair and reasonable and that the agreement is in the trust's best interests. The Independent Trustees believe that the management contract will enable the trust to enjoy high quality investment advisory services at a cost which they deem appropriate, reasonable and in the best interests of the trust and its shareholders. In making such determinations, the Independent Trustees met independently from the interested Trustees of the trust and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the trust.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer and discussed with representatives of Pioneer the trust's operations and the Pioneer's ability to provide advisory and other services to the trust. The Independent Trustees also reviewed, among other things:

|X| the investment performance of other Pioneer funds with similar investment strategies;

|X| the proposed fees to be charged by Pioneer for investment advisory services;

|X| the trust's projected total operating expenses;

|X| the fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

|X| the experience of the investment advisory and other personnel providing services to the trust and the historical quality of the services provided by Pioneer; and

|X| Pioneer's policy with respect to soft dollar benefits generated by the trust's portfolio transactions.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the trust are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other funds managed by Pioneer with similar objectives compared to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the management contract.

CODE OF ETHICS


The trust and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, directors/trustees and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the trust, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is filed as an exhibit to the trust's registration statement. Consequently, it is on public file with and available from the SEC at the address or website listed in the prospectus.

INVESTMENT ADVISER

The trust has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2001, assets under management were approximately $99 billion worldwide, including over $19 billion in assets under management by Pioneer. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.

As the trust's investment adviser, Pioneer provides the trust with investment research, advice and supervision and furnishes the trust with an investment program consistent with the trust's investment objective and policies, subject to the supervision of the trust's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the trust's securities transactions, and reports to the Trustees on the trust's investments and performance.

Under the management contract, Pioneer is not liable to the trust except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the trust, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.

Pioneer has also entered into an administration agreement with the trust pursuant to which Pioneer provides certain administrative services to the trust. Under the administration agreement, the trust will reimburse Pioneer for its cost of providing administrative services to the trust, but the trust will not reimburse Pioneer for the fees of any sub-administrator retained by Pioneer. Pioneer has retained Princeton Administrators L.P. (Princeton), an affiliate of Merrill Lynch, to provide certain administrative services to the trust on Pioneer's behalf. Pioneer will pay Princeton a fee for such services. The administration agreement may be terminated by the trust or Pioneer (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

PIMSS has entered into a transfer agency agreement with the trust pursuant to which PIMSS provides certain transfer agency services to the trust. Under the transfer agency agreement, the trust will reimburse PIMSS for its cost of providing such services to the trust. PIMSS has retained Mellon Investor Services LLC (Mellon) to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the trust. The trust will pay Mellon a fee for such services. The transfer agency agreement may be terminated by the trust or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

DIRECT REGISTRATION OF TRUST SHARES. Through Mellon, the trust has made its common shares eligible for inclusion in the direct registration system (DRS) administered by The Depository Trust Company (DTC), wherein Mellon will process transfers of common shares utilizing DTC's Profile Modification System.

COMPENSATION AND EXPENSES

Under the management contract, the trust will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.60% of the trust's average weekly managed assets. Because the fees paid to Pioneer are determined on the basis of the trust's managed assets, Pioneer's interest in determining whether to leverage the trust may differ from the interests of the trust. The advisory fee payable by the trust to Pioneer is higher than the fees paid by most U.S. investment companies.

The trust's average weekly managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the weekly determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of its management contract with the trust, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the trust, with the exception of the following, which are to be paid by the trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust; (d) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the trust is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the trust and the Trustees; (i) compensation of those Trustees of the trust who are not affiliated with or interested persons of Pioneer or the trust (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; and (l) the fees and other expenses of listing the trust's shares on the New York Stock Exchange or any other national stock exchange. In addition, the trust shall pay all brokers' and underwriting commissions chargeable to the trust in connection with securities transactions to which the trust is a party.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the investment advisory agreement were approved by the trust's Board of Trustees at a meeting of the Board of Trustees held on March 12, 2002, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the investment advisory agreement be approved by a majority of the trust's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees.


The investment advisory agreement was approved by the sole common shareholder of the trust as of March 18, 2002.

Unless earlier terminated as described below, the management contract will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Trustees of the trust and (ii) by the Board of Trustees or by a majority of the outstanding voting securities of the trust. The management contract may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the trust and will terminate in the event it is assigned (as defined in the 1940 Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the trust) or from engaging in other activities.

POTENTIAL CONFLICTS OF INTEREST

The trust is managed by Pioneer which also serves as investment adviser to other Pioneer funds and other accounts with investment objectives identical or similar to those of the trust. Securities frequently meet the investment objectives of the trust, the other Pioneer funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the trust. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer funds may have the same or similar investment objective and policies as the trust, their portfolios do not generally consist of the same investments as the trust or each other, and their performance results are likely to differ from those of the trust.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the trust by Pioneer pursuant to authority contained in the trust's management contract. Securities purchased and sold on behalf of the trust normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the trust and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the trust may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the trust and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the trust as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the trust. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the trust. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the trust as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the trust. The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the trust.

                           REPURCHASE OF COMMON SHARES

The trust is a closed-end investment company and as such its shareholders will not have the right to cause the trust to redeem their shares. Instead, the trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the trust that invest predominantly in high yield securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the trust's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the trust and potential increase in the expense ratio of expenses to assets of the trust and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the trust's preferred shares are outstanding, the trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the trust will be borne by the trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the trust in anticipation of share repurchases or tenders will reduce the trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the trust's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the trust's status as a regulated investment company under the Code, (which would make the trust a taxable entity, causing the trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the trust) or as a registered closed-end investment company under the 1940 Act; (2) the trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the trust or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the trust's shares may be the subject of repurchase or tender offers from time to time, or that the trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the trust of its common shares will decrease the trust's total assets which would likely have the effect of increasing the trust's expense ratio. Any purchase by the trust of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the trust's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the trust's portfolio, the impact of any action that might be taken on the trust or its shareholders and market considerations. Based on these considerations, even if the trust's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the trust and its shareholders, no action should be taken.

                         U.S. FEDERAL INCOME TAX MATTERS


The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the trust. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the trust, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The trust intends to elect be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which this discussion assumes, the trust must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the trust invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the trust. Consequently, the trust may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the trust will generally be relieved of U.S. federal income tax on any income of the trust, including long-term capital gains, distributed to shareholders. However, if the trust retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the trust did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax.

Under the Code, the trust will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The trust intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the trust's distributions will be sufficient to avoid entirely this tax.


Commencing within approximately 90 days from the date of this statement of additional information, the trust intends to declare a dividend from all or a portion of its net investment income monthly. The trust intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the trust to avoid U.S. federal income or excise tax.

Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the trust pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, such distributions generally are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the trust. In general, assuming there are sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and designated dividends from net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the trust. Distributions by the trust in excess of the trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of the shares as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

If the trust retains any net capital gain, the trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Any dividend declared by the trust as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the trust in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future Treasury regulations, any such transactions that are not directly related to the trust's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the trust to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the trust's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the trust or its shareholders in future years.

If the trust acquires any equity interest (under future Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the trust could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the trust is timely distributed to its shareholders. The trust would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the trust to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The trust may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.


The trust may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the trust. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the trust, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the trust utilizes leverage through borrowing, a failure by the trust to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the trust's ability to make distributions on its common shares. Such a suspension or limitation could prevent the trust from distributing at least 90% of its net income as is required under the Code and therefore might jeopardize the trust's reduction or exemption from corporate taxation as a regulated investment company and/or might subject the trust to the 4% excise tax. Upon any failure to meet such asset coverage requirements, the trust may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the trust and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The trust will endeavor to avoid restrictions on its ability to distribute dividends.

If the trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the trust elects to include market discount in income currently), the trust generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the trust must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

At the time of an investor's purchase of the trust's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the trust's portfolio or undistributed taxable income of the trust. Consequently, subsequent distributions by the trust with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of the trust's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the trust's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if trust shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the trust (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

Options written or purchased and futures contracts entered into by the trust on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the trust as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the trust may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the trust may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the trust's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the trust's income and gains or losses and hence of its distributions to shareholders.


The trust may invest in REITs that hold residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the trust's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the trust, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Pioneer does not intend on behalf of the trust to invest in REITs, a substantial portion of the assets of which consists of residual interest in REMICs.

The trust's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends-received deduction subject to certain holding period requirements and limitations on debt financings under the Code, only to the extent the trust earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The trust is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the trust's distributions, from the dividends attributable to such stocks, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.


The Internal Revenue Service has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the corporate dividends-received deduction (if any) and net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, if both common shares and preferred shares are outstanding, the trust intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the trust will designate dividends qualifying for the corporate dividends-received deduction (if any), income not qualifying for the dividends-received deduction and net capital gains in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law.

The trust may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The trust does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the trust, with the general result that shareholders would not include such taxes in their gross incomes and would not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Federal law requires that the trust withhold (as "backup withholding") on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the trust's shares paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax on amounts treated as ordinary dividends from the trust and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the trust. Shareholders should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, foreign, state, local and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. The trust may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other similar closed-end funds as categorized by Lipper, Inc. (Lipper), Morningstar Inc. or other independent services. Comparison of the trust to an alternative investment should be made with consideration of differences in features and expected performance. The trust may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the trust believes to be generally accurate.

From time to time, the trust and/or Pioneer may report to shareholders or to the public in advertisements concerning Pioneer's performance as an advisor to Pioneer mutual funds and clients other than the trust, or on the comparative performance or standing of Pioneer in relation to other money managers. Pioneer may also provide to current or prospective private account clients, in connection with standardized performance information for the trust, performance information for the trust gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the trust or for other Pioneer mutual funds or accounts managed by Pioneer may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the trust or Pioneer, should be considered in light of the trust's investment objective and policies, the characteristics and quality of the trust, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. Pioneer may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

PIONEER. From time to time, Pioneer or the trust may use, in advertisements or information furnished to present or prospective shareholders, information regarding Pioneer including, without limitation, information regarding Pioneer's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Pioneer's overall investment management performance contained in third-party reports or publications. Pioneer's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. Pioneer has traditionally served a mutual fund and an institutional clientele. As of December 31, 2001, Pioneer and its affiliates managed approximately $98 billion in assets worldwide, including over $19 billion in assets under management by Pioneer for U.S. investors. Pioneer and its affiliates manage over 100 mutual funds registered in the United States or other jurisdictions and employ over 1,200 multicultural professionals in 12 countries. Pioneer and its affiliates utilize a network of 3,000 distributors worldwide.

Advertisements for the trust may make reference to certain other open- or closed-end investment companies managed by Pioneer. In 1999, 1999 and 2000, Pioneer introduced Pioneer Strategic Income Fund, Pioneer Strategic Income VCT Portfolio and Pioneer High Yield VCT Portfolio. In 2000 Pioneer introduced Pioneer High Yield Fund, and pursuant to an agreement and plan of reorganization, that Pioneer fund acquired all of the assets of Third Avenue High Yield Fund. (In the reorganization, Third Avenue High Yield Fund exchanged all of its assets for Class A shares of Pioneer High Yield Fund. The performance of each class of Pioneer High Yield Fund from February 12, 1998 to February 25, 2000 includes the performance of Third Avenue High Yield Fund's single class.) Each of the referenced Pioneer funds is an open-end investment company that does not employ leverage. The investment objective, policies and restrictions applicable to each of these funds differ in material respects from the trust's objective, policies and restrictions. These differences may affect performance.

Pioneer may present an investment allocation model demonstrating the trust's weightings in investment types, sectors or rating categories such as U.S. high yield, emerging markets or investment grade securities. The model allocations are representative of the trust's investment strategy, Pioneer's analysis of the market for high yield securities as of the date of the model and certain factors that may alter the allocation percentages include global economic conditions, individual company fundamentals or changes in market valuations. Such models may also indicate an expected or targeted weighted average rating of the trust's portfolio.

COMPARATIVE INFORMATION. From time to time, the trust's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments. For instance, such advertisements may refer to the spread in corporate bond yield and government bond yield, or the yield of other types of investments. For purposes of advertisements or related materials, yields and returns may be measured by various indices such as the Lehman Municipal Bond Index, the Merrill Lynch Global Bond Index, the Merrill Lynch Government Master Index, the Merrill Lynch Mortgage Master Index or other such indices. Advertisements and related materials may also note Pioneer's belief that yields on short-term, intermediate- and long-term bonds offer attractive current yields and set forth yields on other investments, including without limitation, 3-month T-Bills, 10-year Treasury bonds and 30-year Treasury bonds.

The trust's advertising materials may also compare the performance of investment companies with differing investment styles, objectives or portfolio securities. Returns for investment companies that invest primarily in bonds may be compared with the returns of investment companies that invest primarily in equities. Such material may also assert that, in an uncertain equity environment, bonds can provide an attractive alternative to equity investments. The trust's advertising materials may also include comparative graphics, for example:

HIGH YIELD'S HISTORICALLY WIDE SPREADS*
[plot points for 670-basis point spread between (1) high yield securities and
(2) U.S. Treasury securities]
         Date        %(1)        %(2)
      2/29/88       12.83        8.15
      2/28/90       15.66        8.52
      2/29/92       12.37        7.26
      2/28/94        9.27        6.14
      2/29/96        9.78        6.12
      2/28/98        8.87        5.62
      2/29/00       11.63        6.42

      2/28/02       12.50        5.80

*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Merrill Lynch High Yield Master II Index and Merrill Lynch U.S. Current 10 Year Treasury Index; each is an unmanaged representation of its respective securities. It is not possible to invest directly in an index. Does not represent the performance of any Pioneer mutual fund. Treasury securities are guaranteed as to the timely payment of interest and principal; high yield corporate bonds are not. Investments in lower rated bonds may be more volatile and less liquid than more highly rated bonds. Chart prepared by Pioneer. Source: Pioneer Research.

THE TRUST. The trust's expected listing of its common shares on the New York Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

The trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. The trust may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

                                     EXPERTS


The statements of assets and liabilities and operations of the trust as of April 22, 2002 appearing in this statement of additional information has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, provides accounting and auditing services to the trust.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

                           PIONEER HIGH INCOME TRUST
                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 22, 2002
ASSETS:

Cash.....................................................$    100,003
Receivable from Investment
Adviser..................................................      40,000
Deferred offering costs..................................     689,500
                                                         ------------
Total assets.............................................     829,503
                                                         ------------
LIABILITIES:
Accrued organizational
expenses.................................................      40,000
Accrued offering costs...................................     689,500
                                                         ------------
Total liabilities........................................     729,500
                                                         ------------
Net Assets (6,981 shares issued and outstanding;
              unlimited shares authorized)...............$    100,003
                                                         ------------
Net asset value per share                                $     14.325
                                                         ------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                        MARCH 18 THROUGH APRIL 22, 2002

Investment income........................................$        -
                                                         ----------
Organizational
expenses.................................................    40,000
Less: Reimbursement from Investment
Adviser..................................................    40,000
                                                         ----------
Net
Expenses.................................................         -
                                                         ----------
Net Investment Income....................................$        -
                                                         ==========
NOTES

1.       ORGANIZATION


Pioneer High Income Trust (the "Trust") is a diversified, closed-end management investment company organized on January 30, 2002, which has had no operations other than the sale and issuance of 6,981 shares at an aggregate purchase price of $100,003 to Pioneer Investment Management, Inc. (the "Investment Adviser") on March 18, 2002. The Investment Adviser has agreed to reimburse the amount by which the aggregate of all of the Trust's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share. Accordingly, the Trust's share of offering costs will be recorded as a reduction of the proceeds from the sale of its Common Shares upon the commencement of the Trust's operations. Estimated offering costs to be borne by the Trust total $689,500. Additionally, if the Trust completes an offering of Preferred Shares, the Trust will also pay expenses in connection with such offering.

2.       ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.       AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with the Investment Adviser, which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Trust's average weekly Total Managed Assets. Pioneer Investment Management Shareholder Services, Inc., a majority owned indirect subsidiary of UniCredito Italiano S.p.A, has contracted with the Trust to provide transfer agent and shareholder services to the Trust at negotiated rates.

The Investment Adviser has also entered into an Administration Agreement with the Trust pursuant to which the Investment Adviser provides certain administrative services to the Trust. Under the Administration Agreement, the Trust will reimburse the Investment Adviser for its cost of providing administrative services to the Trust, excluding the sub-administrative fee described below. The Investment Adviser has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Investment Adviser will pay the Administrator a monthly fee computed at the annual rate of 0.10% of the Trust's average weekly Total Managed Assets, subject to a monthly minimum fee of $10,000. "Total Managed Assets" means the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Total Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability.

4.       FEDERAL INCOME TAXES


The Trust intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                         Report of Independent Auditors




To the Shareholder and
Board of Trustees of
Pioneer High Income Trust

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the "Fund") as of April 22, 2002 and the related statement of operations for the period from March 18, 2002 (date of capitalization) through April 22, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Pioneer High Income Trust at April 22, 2002, and the results of its operations for the period from March 18, 2002 (date of capitalization) through April 22, 2002, in conformity with accounting principles generally accepted in the United States.


                              ERNST & YOUNG LLP


Boston, Massachusetts
April 23, 2002

APPENDIX A - DESCRIPTION OF RATINGS1

MOODY'S PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



--------

1The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o Nature of and provisions of the obligation;
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                           PART C - OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1.       Financial statements.

         The Registrant's statements of assets and liabilities and operations dated April 22, 2002, notes to that financial statement and report of independent public accountants thereon are included in the Registrant's prospectus.

2.       Exhibits:

         a.1.  Agreement and Declaration of Trust.(3)
         a.2.  Certificate of Trust.(1)
         b.    By-Laws.(1)
         c.    None.
         d.    Specimen Share Certificate.(3)
         e.    Automatic Dividend Reinvestment Plan.(3)
         f.    None.
         g.    Investment Advisory Agreement with Pioneer Investment
               Management, Inc.(3)
         h.    Purchase Agreement between the Registrant and Pioneer
               Investment Management, Inc.(3)
         i.    None.
         j.    Custodian Agreement.(3)
         k.1.  Administration Agreement with Pioneer Investment Management,
               Inc.(3)
         k.2.  Administration Agreement between Pioneer Investment Management,
               Inc. and Princeton Administrators L.P.(3)
         k.3.  Investment Company Service Agreement with Pioneer Investment
               Management Shareholder Services, Inc.(3)
         k.4.  Sub-Transfer Agent Services Agreement between Pioneer
               Investment Management Shareholder Services, Inc. and Mellon
               Investor Services LLC.(3)
         l.    Opinion of Counsel.(3)
         m.    None.
         n.    Consent of Independent Public Accountants.(3)
         o.    Not applicable.
         p.    Share Purchase Agreement.(3)
         q.    None.
         r.    Not applicable.
         s     Code of Ethics.(2)
         t.    Powers of Attorney.(2)

         (1) Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-2 (File No. 333-83402) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on February 26, 2002 (Accession No. 0001016964-02-500033).
         (2) Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 1 to the Registration Statement as filed with the the SEC on March 28, 2002 (Accession No. 0001016964-02-500062).
         (3)   Filed herewith.

ITEM 25. MARKETING ARRANGEMENTS

Reference is made to the underwriting agreement for the Registrant's shares of beneficial interest filed herewith.

ITEM 25. OTHER EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                   $ 47,610
New York Stock Exchange listing fee                  174,862
Printing (other than certificates)                   153,821
Engraving and printing certificates                    2,600
Accounting fees and expenses                          20,000
Legal fees and expenses                               90,000
NASD fee                                                 600
Miscellaneous                                        200,000
                 Total                              $689,493

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

As of March 28, 2002, the number or record holders of each class of securities of the Registrant was

         (1)                                       (2)
         TITLE OF CLASS                            NUMBER OF RECORD HOLDERS

         Common Shares (no par value)              1

ITEM 29. INDEMNIFICATION

The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated January 30, 2002, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                                       OTHER BUSINESS, PROFESSION, VOCATION OR
                                       EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN
         NAME OF TRUSTEE/OFFICER       LAST TWO FISCAL YEARS

John F. Cogan, Jr.                     Of Counsel to Hale and Dorr LLP, 60 State
                                       Street, Boston, Massachusetts 02109

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.       Not applicable.

3.       Not applicable.

4.       Not applicable.

5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 25th day of April, 2002.

                                      PIONEER HIGH INCOME TRUST



                                      By /s/ Daniel T. Geraci
                                      Daniel T. Geraci
                                      Executive Vice President and Trustee

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave*                  Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
/s/ Daniel T. Geraci                                              )
Daniel T. Geraci                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Daniel T. Geraci                Dated: April 25, 2002)
         Daniel T. Geraci
         Attorney-in-fact

                                  Exhibit Index


Exhibit
Number          Document Title

         a.1.  Agreement and Declaration of Trust

         d.    Specimen Share Certificate

         e.    Automatic Dividend Reinvestment Plan

         g.    Investment Advisory Agreement with Pioneer Investment
               Management, Inc.

         h. Purchase Agreement between the Registrant and Pioneer Investment Management, Inc.

         j.    Custodian Agreement

         k.1.  Administration Agreement with Pioneer Investment Management,
               Inc.

         k.2. Administration Agreement between Pioneer Investment Management, Inc. and Princeton Administrators L.P.

         k.3. Investment Company Service Agreement with Pioneer Investment Management Shareholder Services, Inc.

         k.4. Sub-Transfer Agent Services Agreement between Pioneer Investment Management Shareholder Services, Inc. and Mellon Investor Services LLC

         l.    Opinion of Counsel

         n.    Consent of Independent Public Accountants

         p.    Share Purchase Agreement